Balance Sheets - USD ($)	Sep. 30, 2017	Dec. 31, 2016
Assets
Cash	$ 44,942,843	$ 1,000
Deferred offering costs	0	22,975
Total Assets	44,942,843	23,975
Liabilities and Partners’ Equity
Accounts payable and accrued expenses	18,669	23,245
Total Liabilities	18,669	23,245
Limited partners’ interest (2,570,525 and 0 common units issued and outstanding, respectively)	44,924,389	723
General partners’ interest	(215)	7
Total Partners’ Equity	44,924,174	730
Total Liabilities and Partners’ Equity	$ 44,942,843	$ 23,975